EXHIBIT 32

      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

I, Carl Ceragno, President, as Chief Executive Officer and Chief Financial Officer of the company, hereby certify that pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Communications Research, Inc. on Form 10-KSB for the fiscal year ended December 31, 2004 that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and

         (2) That information contained in such Annual Report on Form 10-KSB fairly presents in all material respects the financial condition and results of operations of Communications Research, Inc.

March 30, 2005
                                          By: /s/ Carl R. Ceragno
                                              -------------------
                                              Name: Carl R. Ceragno
                                              Title: Chief Executive Officer
                                              and Chief Financial Officer